Exhibit 10.3

MEMORANDUM OF AGREEMENT

MADE THE 1 ST DAY OF SEPTEMBER, 2001 BETWEEN:

             WEST-BEND CONSTRUCTION LTD.
            (Incorporation No. 116,283), a company duly
             incorporated under the laws of the Province of British Columbia, having its registered office located at 13511 Woodcrest Drive,
             Surrey, British Columbia. V4P 1 W3

            (the "Landlord")

OF THE FIRST PART

AND

             SPECTRUM TRADING INC. (Incorporation
             No. 396738), a company duly incorporated under the laws of the Province of British Columbia, having its registered office located at Suite 203, 4629 Sydney Street, Vancouver, B.C. V5N 5N8

            (the "Tenant")

OF THE SECOND PART

WHEREAS the parties are desirous to extend the lease for a term of three 3 years commencing the 1st day of September, 2001 and ending the 31st day of August, 2004 to encompass Unit #200, 13018 - 80 Avenue, Surrey, British Columbia, more particularly known and described as:

             Parcel Identifier: 009-646-493
             Lot 3, Section 20, Township 2
             New Westminster District
             Plan 76694

to all the same terms and conditions of the original lease signed on September l, 1998. Basic Rent of $6.00 per square foot or $26,400.00 per annum, as outlined in Article 5.01 of the lease to remain unchanged.


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IN WITNESS WHEREOF the parties hereto have executed this Agreement.

THE CORPORATE SEAL of the Landlord
was hereunto affixed
in the presence of


/s/
------------------------------


                                         /s/ Reno Bellini
                                         -------------------------------
                                         West-Bend Construction Ltd.

THE CORPORATE SEAL of the Tenant
was hereunto affixed
in the presence of


/s/
------------------------------


                                         /s/ Raj-Mohinder S. Gurm
                                         -------------------------------
                                         Spectrum Trading Inc.
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